United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 4, 2007

Date of Report

[Date of Earliest Event Reported]

SANGUINE CORPORATION

(Exact name of Registrant as specified in its Charter)

Nevada	0-24480	95-4347608
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

101 East Green Street, #6

Pasadena, California  91105

(Address of Principal Executive Offices)

(626) 405-0079

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Consulting Firm Engagement

On April 4, 2007, we executed an Investor Relations/Consulting Agreement (the “Agreement”) for a 15 month term with LKB  Partners, LLC (“LKB”) whereby LKB was engaged to provide services regarding: registered representative introduction and communication; institutional introduction and communication; newsletter writer introduction and communication; equity placement advisement; underwriter introduction; capital structure consulting; business plan advisement; and other related consulting activities that may be required or assigned to LKB from time to time.

LKB also agreed to make itself available for general consultation at all reasonable times by telephone or correspondence, and will be available at our premises for up to eight days per month on mutually-agreed dates.  We have agreed to give LKB reasonable notice and a description of additional services required and when we desire them to be performed.  The parties will cooperate in resolving any scheduling problems that may arise with respect to LKB being available at the times requested.

LKB will be paid $8,000 for each month of the 15 month term for these services.

We also agreed to pay LKB for these services by the issuance of 4,000,000 shares of our common stock that are “restricted securities” and the grant to LKB of the right to acquire up to 5,000,000 additional shares of our common stock that are “restricted securities” at a price of $0.06 per share for a period of two years ending April 3, 2009, all to be outlined in a customary form of Option Agreement containing standard adjustments for recapitalizations.  LKB was granted customary “piggy-back” registration rights on the 4,000,000 shares issued and the shares underlying the option grant in any applicable registration statement filed by us within 12 months.  In the event of termination, LKB shall only be entitled to be paid compensation on a pro rated basis.  The 4,000,000 shares are anticipated to be held in escrow by our legal counsel, pending the commencement of LKB’s services.

Item 8.01 Other Events

We granted 1,000,000 shares of our common stock to Frank Marra in payment of Mr. Marra’s Invoice for Non-"Capital Raising" Consulting Services rendered and to be rendered in the amount of $45,000 pursuant to our Stock Option Plan that was filed as an Exhibit to our S-8 Registration Statement that was filed with the Securities and Exchange Commission on January 7, 2003, and amended on January 13, 2003.  Mr. Marra is the managing member of LKB.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Exhibit Description

10                        Investor Relations/Consulting Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGUINE CORPORATION

Date:	4/5/07	By:	/s/ David E. Nelson
David E. Nelson
CFO, Secretary/Treasurer and Director

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